UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2003

                         First Defiance Financial Corp.
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             (Exact name of registrant as specified in its charter)



                Ohio                       0-26850                34-1803915
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  (State or other jurisdiction of        (Commission         (IRS Employer
           incorporation)               File Number)         Identification No.)




                    601 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (419) 782-5015
                                                          ---------------


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          (Former name or former address, if changed since last report)





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements

          None. The financial information included in this report is not required to be filed as part of this report.

     (b)  Pro Forma Financial Information

            None.

     (c)  Exhibits


   Exhibit 99.1 First Defiance Financial Corp. Press Release dated July 21, 2003 titled "First Defiance Announces Second Quarter Earnings"

ITEM 9. REGULATION FD DISCLOSURES/RESULTS OF OPERATIONS AND FINANCIAL CONDITION PROVIDED UNDER ITEM 12 PURSUANT TO RELEASE 34-47583

On July 21, 2003, First Defiance Financial Corp. issued a press release announcing its earnings for the three-month period ended June 30, 2003. A copy of this press release and related earnings tables are furnished herein as
Exhibit 99.1. This information is being furnished under Item 9 as provided in the Commission's final rule; interim guidance regarding Form 8-K Item 11 and
Item 12 filing requirements (Release No. 34-47583).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            First Defiance Financial Corp.

                                            By:  /s/ John C. Wahl
                                                 -------------------------------
                                                 John C. Wahl
                                                 Executive Vice President
                                                 Chief Financial Officer

Date: July 22, 2003